M U R R A Y  H I D A R Y



Scot Melland
CEO
Dice
3 Park Avenue, 33rd Floor
New York, NY 10016

Dear Scot:

           As of today, I am resigning from the board of Dice, Inc.



                                               Sincerely,

                                               /s/ Murray Hindary
                                               --------------------------
                                               Murray Hindary















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